Exhibit 99.1

JLL Reports Record Third-Quarter 2014 Adjusted Earnings Per Share of $2.31, Up 55 Percent Over Last Year
Third-quarter fee revenue of $1.2 billion, up 19 percent

CHICAGO, October 29, 2014 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share of $2.31 for the third quarter of 2014. Third-quarter fee revenue totaled $1.2 billion, up 19 percent from the third quarter of 2013. All percentage variances are calculated on a local currency basis.

•	Strong fee revenue growth across all service lines and geographic segments

•	Outstanding results for LaSalle Investment Management contributed to significant margin expansion

•	Continued strategic investment in technology

•	Healthy pipelines entering the seasonally strong fourth quarter

•	9 percent increase to semi-annual dividend, to $0.25 per share

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Revenue	$1,366	$1,107	$3,681	$2,952
Fee Revenue[1]	$1,181	$989	$3,144	$2,677
Adjusted Net Income[2]	$105	$67	$198	$135
U.S. GAAP Net Income	$104	$63	$192	$122
Adjusted Earnings per Share[2]	$2.31	$1.49	$4.38	$2.99
Earnings per Share	$2.30	$1.39	$4.24	$2.71
Adjusted EBITDA[3]	$169	$118	$353	$268
Adjusted EBITDA, Real Estate Services	$101	$101	$245	$217
Adjusted EBITDA, LaSalle Investment Management	$68	$17	$108	$51
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

“We completed a record third quarter with broad-based growth in all service lines and superior results from LaSalle Investment Management,” said Colin Dyer, President and CEO of JLL. “Market conditions and sentiment remain strong in real estate markets around the world, and the healthy pipelines across our business signal continued growth into 2015,” Dyer added.

JLL Reports Third-Quarter 2014 Results - Page 2

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2014	2013		2014	2013

Real Estate Services (“RES”)
Leasing	$366.9	$331.9	10%	$1,001.9	$856.5	17%
Capital Markets & Hotels	193.0	164.8	15%	492.3	445.9	8%
Property & Facility Management Fee Revenue[1]	260.6	233.7	11%	765.0	656.8	17%
Property & Facility Management	377.2	304.3	24%	1,095.4	813.1	36%
Project & Development Services Fee Revenue[1]	112.6	95.1	18%	302.9	258.2	17%
Project & Development Services	181.4	142.8	26%	508.8	376.8	34%
Advisory, Consulting and Other	105.2	95.7	8%	306.1	271.5	11%
Total RES Fee Revenue[1]	$1,038.3	$921.2	12%	$2,868.2	$2,488.9	15%
Total RES Revenue	$1,223.7	$1,039.5	17%	$3,404.5	$2,763.8	23%

LaSalle Investment Management
Advisory Fees	$60.9	$55.4	8%	$176.8	$167.0	4%
Transaction Fees & Other	10.8	2.6	n/m	19.8	10.9	82%
Incentive Fees	70.6	9.3	n/m	79.5	10.5	n/m
Total LaSalle Investment Management Revenue	$142.3	$67.3	113%	$276.1	$188.4	46%

Total Firm Fee Revenue[1]	$1,180.6	$988.5	19%	$3,144.3	$2,677.3	17%
Total Firm Revenue	$1,366.0	$1,106.8	23%	$3,680.6	$2,952.2	24%

n/m - not meaningful

Consolidated Performance Highlights:

•
Consolidated fee revenue for the quarter was $1.2 billion, up 19 percent from 2013. Growth was strong in Real Estate Services, up 12 percent, driven by both annuity and transaction revenue growth. LaSalle Investment Management grew advisory fees by 8 percent and earned incentive fees of $71 million.

•	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $1.1 billion for the quarter, compared with $897 million last year, an increase of 16 percent.

•	LaSalle Investment Management continued to successfully raise and deploy capital with $5 billion in equity raised, a single-quarter record for LaSalle.

•
Adjusted operating income margin calculated on a fee revenue basis was 10.8 percent for the third quarter, compared with 9.4 percent a year ago. Adjusted EBITDA margin calculated on a fee revenue basis was 14.3 percent for the third quarter, compared with 12.0 percent a year ago.

JLL Reports Third-Quarter 2014 Results - Page 3

Balance Sheet, Net Interest Expense and Dividend:

•	The firm’s total net debt was $517 million at quarter end, a decrease of $248 million from the third quarter last year as the firm’s strong cash generation continues.

•	Net interest expense for the quarter was $7.4 million, down from $9.6 million in 2013. On a year-to-date basis, net interest expense was $21.6 million, down from $26.6 million for year-to-date 2013.

•
The firm’s Board of Directors declared a semi-annual dividend of $0.25 per share, a nine percent increase from the $0.23 per share payment made in June 2014. The dividend payment will be made on December 15, 2014, to investors of record at the close of business on November 14, 2014.

JLL Reports Third-Quarter 2014 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$255.9	$232.6	10%	$694.1	$582.6	19%
Capital Markets & Hotels	72.3	46.7	55%	172.5	138.7	25%
Property & Facility Management Fee Revenue[1]	106.2	98.0	9%	315.7	273.9	17%
Property & Facility Management	166.8	129.8	30%	467.0	348.5	37%
Project & Development Services Fee Revenue[1]	57.2	48.4	19%	153.2	128.4	20%
Project & Development Services	57.2	48.6	18%	154.8	129.3	21%
Advisory, Consulting and Other	30.2	26.4	14%	85.1	77.9	10%
Operating Revenue	$521.8	$452.1	16%	$1,420.6	$1,201.5	19%

Equity (Losses) Earnings	(0.8)	—	n/m	0.4	0.3	63%
Total Segment Fee Revenue[1]	$521.0	$452.1	16%	$1,421.0	$1,201.8	19%
Total Segment Revenue	$581.6	$484.1	21%	$1,573.9	$1,277.3	24%

n/m - not meaningful

Americas Performance Highlights:

•
Fee revenue for the quarter was $521 million, an increase of 16 percent from 2013. Fee revenue growth was driven by Capital Markets & Hotels, up 55 percent, and Leasing, up 10 percent, compared with the third quarter of last year.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $473 million for the quarter, compared with $407 million last year, an increase of 17 percent.

•	Operating income was $48 million for the quarter, compared with $45 million in 2013. Year-to-date operating income was $112 million, up from $95 million in 2013.

•
Adjusted EBITDA was $60 million for the quarter, compared with $56 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 11.4 percent, compared with 12.4 percent in 2013. Year-to-date adjusted EBITDA margin was 10.6 percent, compared with 10.7 percent in 2013.

JLL Reports Third-Quarter 2014 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$66.6	$58.8	11%	$188.3	$167.9	8%
Capital Markets & Hotels	90.8	82.8	5%	238.6	204.2	11%
Property & Facility Management Fee Revenue[1]	58.8	48.9	16%	171.2	131.4	24%
Property & Facility Management	81.6	62.8	25%	246.7	152.4	54%
Project & Development Services Fee Revenue[1]	35.8	29.6	18%	98.5	81.1	16%
Project & Development Services	83.4	68.4	20%	257.9	180.5	37%
Advisory, Consulting and Other	46.2	45.6	(2)%	144.6	126.4	9%
Operating Revenue	$298.2	$265.7	9%	$841.2	$711.0	13%

Equity Losses	—	—	n/m	—	(0.5)	n/m
Total Segment Fee Revenue[1]	$298.2	$265.7	9%	$841.2	$710.5	13%
Total Segment Revenue	$368.6	$318.4	12%	$1,076.1	$830.9	24%

n/m - not meaningful

EMEA Performance Highlights:

•
Fee revenue for the quarter was $298 million, an increase of 9 percent from 2013. Continued investments in the platform throughout the year contributed to broad-based fee revenue growth across the service lines. The UK, Spain and MENA had strong quarters, with the UK driving the growth in Capital Markets & Hotels against a third quarter 2013 that was up 61 percent from 2012. Project & Development Services had double-digit fee revenue growth compared with 2013, while Leasing revenue was up 11 percent as a result of healthy expansion in leasing markets.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $282 million for the quarter, compared with $248 million last year, an increase of 10 percent.

•
Adjusted operating income, which excludes King Sturge amortization, was $17 million for the quarter, compared with $18 million in 2013. Year-to-date adjusted operating income was $38 million, up from $31 million in 2013.

•
Adjusted EBITDA was $23 million for the quarter, consistent with last year. Adjusted EBITDA margin calculated on a fee revenue basis was 7.6 percent, compared with 8.7 percent in 2013. Year-to-date adjusted EBITDA margin was 6.4 percent, compared with 6.3 percent in 2013.

JLL Reports Third-Quarter 2014 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2014	2013		2014	2013

Leasing	$44.4	$40.5	9%	$119.5	$106.0	15%
Capital Markets & Hotels	29.9	35.3	(16)%	81.2	103.0	(19)%
Property & Facility Management Fee Revenue[1]	95.6	86.8	10%	278.1	251.5	15%
Property & Facility Management	128.8	111.7	15%	381.7	312.2	27%
Project & Development Services Fee Revenue[1]	19.6	17.1	14%	51.2	48.7	9%
Project & Development Services	40.8	25.8	57%	96.1	67.0	48%
Advisory, Consulting and Other	28.8	23.7	21%	76.4	67.2	16%
Operating Revenue	$218.3	$203.4	7%	$606.4	$576.4	8%

Equity Earnings	0.2	—	n/m	0.1	—	n/m
Total Segment Fee Revenue[1]	$218.5	$203.4	7%	$606.5	$576.4	8%
Total Segment Revenue	$272.9	$237.0	15%	$755.0	$655.4	19%

n/m - not meaningful

Asia Pacific Performance Highlights:

•
Fee revenue for the quarter was $219 million, an increase of 7 percent from 2013. Revenue growth was driven by Property & Facility Management, up 10 percent, and Leasing, up 9 percent compared with the third quarter last year. Strong performance in Australia's valuations business contributed to the growth of Advisory, Consulting and Other revenue. Capital Markets & Hotels revenue for the quarter was down 16 percent against a third quarter 2013 that was up 56 percent from 2012.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $203 million for the quarter, compared with $184 million last year, an increase of 10 percent.

•	Operating income was $15 million for the quarter, compared with $19 million in 2013. Year-to-date operating income was $32 million compared with $35 million in 2013.

•
Adjusted EBITDA was $19 million for the quarter, compared with $22 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 8.5 percent, compared with 10.8 percent in 2013. Year-to-date adjusted EBITDA margin was 6.9 percent, compared with 7.6 percent in 2013.

JLL Reports Third-Quarter 2014 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2014	2013		2014	2013

Advisory Fees	$60.9	$55.4	8%	$176.8	$167.0	4%
Transaction Fees & Other	10.8	2.6	n/m	19.8	10.9	82%
Incentive Fees	70.6	9.3	n/m	79.5	10.5	n/m
Operating Revenue	$142.3	$67.3	113%	$276.1	$188.4	46%

Equity Earnings	20.1	6.6	n/m	40.4	21.4	88%
Total Segment Revenue	$162.4	$73.9	121%	$316.5	$209.8	50%

n/m - not meaningful

LaSalle Investment Management Performance Highlights:

•
Advisory fees were $61 million for the quarter, up 8 percent compared with $55 million for the third quarter of 2013. Total segment revenue, including transaction fees, $71 million of incentive fees and $20 million of equity earnings, was $162 million for the quarter, compared with $74 million last year.

•	Capital raise was a single-quarter record of $5.1 billion, bringing year-to-date capital raise to $7.3 billion.

•	Operating expenses were $95 million for the quarter, compared with $57 million in 2013, driven by increased compensation associated with the increase in revenue, particularly incentive fees.

•
Operating income was $68 million for the quarter, compared with $17 million in 2013. Adjusted EBITDA was $68 million for the quarter, compared with $17 million last year. Adjusted EBITDA margin was 41.9 percent, compared with 23.3 percent in 2013. Year-to-date adjusted EBITDA margin was 34.0 percent compared with 24.4 percent in 2013.

•
Assets under management were $53.0 billion as of September 30, 2014, up from $50.0 billion at June 30, 2014. The net increase in assets under management resulted from $2.9 billion of acquisitions and takeovers, $2.1 billion of dispositions and withdrawals, and $2.2 billion of net valuation and foreign currency increases.

JLL Reports Third-Quarter 2014 Results - Page 8

About JLL
JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4.0 billion and gross revenue of $4.5 billion, JLL has more than 200 corporate offices, operates in 75 countries and has a global workforce of approximately 53,000.  On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3.0 billion square feet, or 280.0 million square meters, and completed $99.0 billion in sales, acquisitions and finance transactions in 2013. Its investment management business, LaSalle Investment Management, has $53.0 billion of real estate assets under management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Cautionary Note Regarding Forward-Looking Statements
Statements in this news release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2013, in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events.

JLL Reports Third-Quarter 2014 Results - Page 9

Conference Call
Management will conduct a conference call with shareholders, analysts and investment professionals on Wednesday, October 29, 2014 at 9:00 a.m. EDT.
If you would like to participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time (the passcode will also be required):

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Passcode:	19384622

Webcast
We are also offering a live webcast.  Follow these steps to participate:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.visualwebcaster.com/event.asp?id=100719

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, please call the Webcast Hotline +1 877 863 2113 and provide your Event ID (100719).

Supplemental Information
Supplemental information regarding the third-quarter 2014 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 9:00 p.m. EDT Wednesday, October 29, 2014 through 11:59 p.m. EST Sunday, November 30, 2014 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Passcode:	19384622

Web Audio Replay
An audio replay will be available for download or stream. Information and the link can be found on the company’s website:  www.jll.com.
If you have any questions, please contact JLL’s Investor Relations department at: JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2014 and 2013
(in thousands, except share data)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,

	2014	2013	2014	2013

Revenue	$1,365,975	$1,106,802	$3,680,622	$2,952,173

Operating expenses:
Compensation and benefits	828,241	699,031	2,226,804	1,897,351
Operating, administrative and other	388,290	296,012	1,141,376	808,118
Depreciation and amortization	22,023	19,742	67,214	58,996
Restructuring and acquisition charges [4]	(37)	4,919	41,379	14,689
Total operating expenses	1,238,517	1,019,704	3,476,773	2,779,154

Operating income [1]	127,458	87,098	203,849	173,019

Interest expense, net of interest income	(7,361)	(9,631)	(21,661)	(26,603)
Equity earnings from real estate ventures	19,552	6,574	40,945	21,132

Income before income taxes and noncontrolling interest [4]	139,649	84,041	223,133	167,548
Provision for income taxes [4]	34,912	20,925	29,889	41,719
Net income [4]	104,737	63,116	193,244	125,829

Net income attributable to noncontrolling interest	453	259	1,116	3,286
Net income attributable to the Company	$104,284	$62,857	$192,128	$122,543

Dividends on unvested common stock, net of tax benefit	—	—	176	241
Net income attributable to common shareholders	$104,284	$62,857	$191,952	$122,302

Basic earnings per common share	$2.33	$1.42	$4.30	$2.77

Basic weighted average shares outstanding	44,809,133	44,407,468	44,637,429	44,197,610

Diluted earnings per common share [2]	$2.30	$1.39	$4.24	$2.71

Diluted weighted average shares outstanding	45,290,595	45,063,360	45,241,766	45,070,603

EBITDA [3]	$169,033	$113,414	$312,008	$253,147

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Nine Months Ended September 30, 2014 and 2013
(in thousands)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,

	2014	2013	2014	2013
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$582,387	$484,054	$1,573,552	$1,277,014
Equity (losses) earnings	(756)	(17)	446	274
Total segment revenue	581,631	484,037	1,573,998	1,277,288
Gross contract costs[1]	(60,601)	(31,957)	(152,863)	(75,425)
Total segment fee revenue	521,030	452,080	1,421,135	1,201,863

Operating expenses:
Compensation, operating and administrative expenses	521,987	427,817	1,423,746	1,149,036
Depreciation and amortization	11,658	11,279	38,500	33,279
Total segment operating expenses	533,645	439,096	1,462,246	1,182,315
Gross contract costs[1]	(60,601)	(31,957)	(152,863)	(75,425)
Total fee-based segment operating expenses	473,044	407,139	1,309,383	1,106,890

Operating income	$47,986	$44,941	$111,752	$94,973

Adjusted EBITDA	$59,644	$56,220	$150,252	$128,252

EMEA
Revenue:
Operating revenue	$368,564	$318,372	$1,076,088	$831,422
Equity earnings (losses)	13	—	14	(536)
Total segment revenue	368,577	318,372	1,076,102	830,886
Gross contract costs[1]	(70,403)	(52,659)	(234,929)	(120,385)
Total segment fee revenue	298,174	265,713	841,173	710,501

Operating expenses:
Compensation, operating and administrative expenses	345,893	295,350	1,022,599	786,372
Depreciation and amortization	6,355	5,101	17,303	15,111
Total segment operating expenses	352,248	300,451	1,039,902	801,483
Gross contract costs[1]	(70,403)	(52,659)	(234,929)	(120,385)
Total fee-based segment operating expenses	281,845	247,792	804,973	681,098

Operating income	$16,329	$17,921	$36,200	$29,403

Adjusted EBITDA	$22,684	$23,022	$53,503	$44,514

	Three Months Ended September 30,		Nine Months Ended September 30,

	2014	2013	2014	2013
ASIA PACIFIC
Revenue:
Operating revenue	$272,708	$237,027	$754,890	$655,370
Equity earnings	198	11	119	2
Total segment revenue	272,906	237,038	755,009	655,372
Gross contract costs[1]	(54,419)	(33,663)	(148,483)	(79,039)
Total segment fee revenue	218,487	203,375	606,526	576,333

Operating expenses:
Compensation, operating and administrative expenses	254,352	215,138	713,111	611,435
Depreciation and amortization	3,444	2,968	9,869	9,220
Total segment operating expenses	257,796	218,106	722,980	620,655
Gross contract costs[1]	(54,419)	(33,663)	(148,483)	(79,039)
Total fee-based segment operating expenses	203,377	184,443	574,497	541,616

Operating income	$15,110	$18,932	$32,029	$34,717

Adjusted EBITDA	$18,554	$21,900	$41,898	$43,937

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$142,316	$67,349	$276,092	$188,367
Equity earnings	20,097	6,580	40,366	21,392
Total segment revenue	162,413	73,929	316,458	209,759

Operating expenses:
Compensation, operating and administrative expenses	94,299	56,738	208,724	158,626
Depreciation and amortization	566	394	1,542	1,386
Total segment operating expenses	94,865	57,132	210,266	160,012

Operating income	$67,548	$16,797	$106,192	$49,747

Adjusted EBITDA	$68,114	$17,191	$107,734	$51,133

SEGMENT RECONCILING ITEMS
Total segment revenue	$1,385,527	$1,113,376	$3,721,567	$2,973,305
Reclassification of equity earnings	19,552	6,574	40,945	21,132
Total revenue	$1,365,975	$1,106,802	$3,680,622	$2,952,173

Total operating expenses before restructuring and acquisition charges	1,238,554	1,014,785	3,435,394	2,764,465
Operating income before restructuring and acquisition charges	$127,421	$92,017	$245,228	$187,708

Restructuring and acquisition charges	(37)	4,919	41,379	14,689
Operating income after restructuring and acquisition charges	$127,458	$87,098	$203,849	$173,019

Total adjusted EBITDA	$168,996	$118,333	$353,387	$267,836
Restructuring and acquisition charges	(37)	4,919	41,379	14,689
Total EBITDA	$169,033	$113,414	$312,008	$253,147

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
September 30, 2014, December 31, 2013 and September 30, 2013
(in thousands)
	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2014	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$162,568	$152,726	$119,704
Trade receivables, net of allowances	1,216,322	1,237,514	980,955
Notes and other receivables	193,324	94,519	117,901
Warehouse receivables	185,797	—	60,099
Prepaid expenses	84,484	56,491	70,448
Deferred tax assets, net	122,353	130,822	51,241
Other	29,399	52,156	20,626
Total current assets	1,994,247	1,724,228	1,420,974

Property and equipment, net of accumulated depreciation	344,765	295,547	259,184
Goodwill, with indefinite useful lives	1,910,990	1,900,080	1,889,848
Identified intangibles, net of accumulated amortization	40,443	45,579	40,649
Investments in real estate ventures	290,674	287,200	287,747
Long-term receivables	94,170	65,353	85,745
Deferred tax assets, net	64,832	104,654	171,713
Other	194,665	174,712	170,085
Total assets	$4,934,786	$4,597,353	$4,325,945

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$518,704	$528,505	$424,282
Accrued compensation	665,556	810,425	508,952
Short-term borrowings	43,292	24,522	35,478
Deferred tax liabilities, net	11,606	11,274	10,113
Deferred income	119,963	104,410	108,817
Deferred business acquisition obligations	46,462	36,040	34,275
Warehouse facility	185,797	—	60,099
Minority shareholder redemption liability	10,909	—	—
Other	157,987	143,248	105,309
Total current liabilities	1,760,276	1,658,424	1,287,325

Noncurrent liabilities:
Credit facility	250,000	155,000	445,000
Long-term senior notes	275,000	275,000	275,000
Deferred tax liabilities, net	18,029	18,029	3,106
Deferred compensation	114,576	103,199	93,540
Deferred business acquisition obligations	65,937	99,196	96,023
Minority shareholder redemption liability	—	20,667	19,733
Other	94,111	77,029	72,788
Total liabilities	2,577,929	2,406,544	2,292,515

	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2014	2013	2013
Redeemable noncontrolling interest	13,638	—	—

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,817,758, 44,447,958,and 44,434,717 shares issued and outstanding as of September 30, 2014, December 31, 2013 and September 30, 2013, respectively	448	444	444
Additional paid-in capital	957,374	945,512	940,803
Retained earnings	1,448,602	1,266,967	1,129,648
Shares held in trust	(6,407)	(8,052)	(8,052)
Accumulated other comprehensive loss	(76,839)	(25,202)	(36,411)
Total Company shareholders' equity	2,323,178	2,179,669	2,026,432

Noncontrolling interest	20,041	11,140	6,998
Total equity	2,343,219	2,190,809	2,033,430

Total liabilities and equity	$4,934,786	$4,597,353	$4,325,945

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Nine Months September 30, 2014 and 2013
(in thousands)

	Nine Months Ended
	September 30,
	2014	2013

Cash provided by (used in) operating activities	$38,576	$(99,873)

Cash used in investing activities	(111,503)	(112,159)

Cash provided by financing activities	82,769	179,577

Net increase (decrease) in cash and cash equivalents	$9,842	$(32,455)

Cash and cash equivalents, beginning of period	152,726	152,159

Cash and cash equivalents, end of period	$162,568	$119,704

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses,” respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins.

Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and nine months ended September 30, 2014 and 2013.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2014	2013	2014	2013

Revenue	$1,366.0	$1,106.8	$3,680.6	$2,952.2
Gross contract costs	(185.4)	(118.3)	(536.3)	(274.9)
Fee revenue	$1,180.6	$988.5	$3,144.3	$2,677.3

Operating expenses	$1,238.5	$1,019.7	$3,476.8	$2,779.2
Gross contract costs	(185.4)	(118.3)	(536.3)	(274.9)
Fee-based operating expenses	$1,053.1	$901.4	$2,940.5	$2,504.3

Operating income	$127.5	$87.1	$203.8	$173.0

Add:
Restructuring and acquisition charges*	—	4.9	41.4	14.7
King Sturge intangible amortization	0.5	0.6	1.6	1.7
Adjusted operating income	$128.0	$92.6	$246.8	$189.4

Adjusted operating income margin	10.8%	9.4%	7.9%	7.1%
*See note 4 for more information on restructuring and acquisition charges

2. Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and nine months ended September 30, 2014, and 2013 are (a) net restructuring and acquisition charges and (b) net intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share for each net income total:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions, except per share data)	2014	2013	2014	2013

GAAP net income attributable to common shareholders	$104.3	$62.9	$192.0	$122.3
Shares (in 000s)	45,291	45,063	45,242	45,071
GAAP diluted earnings per share	$2.30	$1.39	$4.24	$2.71

GAAP net income attributable to common shareholders	$104.3	$62.9	$192.0	$122.3
Restructuring and acquisition charges, net*	—	3.6	5.1	11.0
King Sturge intangible amortization, net	0.3	0.5	1.2	1.3
Adjusted net income	$104.6	$67.0	$198.3	$134.6

Shares (in 000s)	45,291	45,063	45,242	45,071

Adjusted diluted earnings per share	$2.31	$1.49	$4.38	$2.99
*See note 4 for more information on restructuring and acquisition charges

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2014	2013	2014	2013

GAAP net income	$104.7	$63.1	$193.2	$125.8
Add:
Interest expense, net of interest income	7.4	9.6	21.7	26.6
Provision for income taxes	34.9	20.9	29.9	41.7
Depreciation and amortization	22.0	19.8	67.2	59.0

EBITDA	$169.0	$113.4	$312.0	$253.1
Add:
Restructuring and acquisition charges	—	4.9	41.4	14.7
Adjusted EBITDA	$169.0	$118.3	$353.4	$267.8

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring and acquisition charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.
Restructuring and acquisition charges of $41 million for the nine months ended September 30, 2014 include $35 million related to the first quarter write-off of an indemnification asset which arose from prior period acquisition activity. This write-off was offset by the recognition of a tax benefit of an equal amount in the provision for income taxes, and therefore had no impact on net income.

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
($ in millions)	GAAP	Adjusting Item	Adjusted	GAAP	Adjusting Item	Adjusted

Income before income taxes and noncontrolling interest	$139.6	$—	$139.6	$223.1	$34.5	$257.6
Provision for income taxes	34.9	—	34.9	29.9	34.5	64.4
Net income	$104.7		$104.7	$193.2		$193.2
Excluding the impact of this item, the adjusted provision for income taxes of $64.4 million for the nine months ended September 30, 2014, reflects a 25 percent effective tax rate on adjusted income before income taxes of $257.6 million for the nine months ended September 30, 2014. The effective tax rate on income before income taxes for the three months ended September 30, 2014 is also 25 percent.

5. Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. LaSalle Investment Management provides investment management services to institutional investors and high-net-worth individuals.

7. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, to be filed with the Securities and Exchange Commission shortly.

8. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9. Certain prior year amounts have been reclassified to conform to the current presentation.

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316